Exhibit 99.1

For Immediate Release
February 26, 2008

AJS BANCORP, INC. ANNOUNCES REVISED FOURTH QUARTER AND
YEAR END RESULTS TO REFLECT OTHER THAN TEMPORARY
IMPAIRMENT OF INVESTMENT.  BOARD OF DIRECTORS AUTHORIZES
STOCK REPURCHASE PROGRAM.

AJS Bancorp, Inc. (OTCBB; AJSB.OB), the holding company for A.J. Smith Federal Savings Bank, Midlothian, Illinois today reported fourth quarter and year end results are being restated to reflect the impairment of the mutual fund investment as of December 31, 2007.  Additionally, the Company announced today that its Board of Directors has authorized the Company to repurchase an additional 50,000 shares of the Company’s common stock.  The Company had previously authorized a repurchase of 317,000 shares of which 305,618 shares have already been repurchased.  The repurchases generally would be effected through open market purchases, although the Company does not rule out the possibility of unsolicited negotiated transactions or other types of repurchases.

The Company has recorded a $244,000 loss, as of December 31, 2007, related to an other than temporary impairment (“OTTI”) on the Company’s mutual fund investment.  The Company’s investment in the mutual fund has exceeded its market value since mid-year 2003 by as much as 2.2% and by 2.1% at December 31, 2007, however, the Company has had the intent and ability to hold the fund until the forecasted recovery period.  Historically, the mutual fund’s market value has correlated inversely with short-term interest rates, therefore, the projected recovery in the fund’s value was expected to occur as short-term interest rates declined.  However, as short-term interest rates declined shortly in January 2008 the fund no longer corroborated as it had historically.  While the Company continues to believe the mutual fund has no credit loss exposure and will recover its previous market value, forecasted recovery period is uncertain.  The Company intends to continue to hold the fund for the foreseeable future.  The Company also adopted the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities as of January 1, 2008 for the Company’s equity securities, which will include this mutual fund.  Future gains and losses in the market value of this fund will flow through earnings.

Previously reported consolidated net income for the quarter ended December 31, 2007 was $56,000 and basic and diluted earnings were $0.03 per share for the same period.  After the security impairment, consolidated net loss for the quarter ended December 31, 2007 was $96,000 and our basic and diluted loss was  $0.05 per share for the quarter ended December 31, 2007.  Previously reported consolidated net income for the year ended December 31, 2007 was $711,000 and basic and diluted earnings were $0.34 per share for the same period.  After the security impairment, consolidated net income for the year ended December 31, 2007 was $559,000 and basic and diluted earnings were $0.27 and $0.26 per share, respectively, for the year ended December 31, 2007.

Revised financials are attached.

AJS BANCORP, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
Dollars in thousands
For the Three months ended 12/31/07
(Unaudited)

	For the Three Months ended 12/31/2007	For the Three Months ended 12/31/2006
INTEREST INCOME & DIVIDEND INCOME
Loans, including fees	$2,148	$2,283
Securities	995	781
Interest earning deposits & other	171	407
Federal Funds Sold	0	94
TOTAL INTEREST INCOME	3,314	3,565

INTEREST EXPENSE ON DEPOSITS
Deposits	1,587	1,645
Federal Home Loan Bank & Other	271	314
Total Interest Expense	1,858	1,959
NET INTEREST INCOME	1,456	1,606
Provision (recovery) for loan losses	250	0
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	1,206	1,606

NON-INTEREST INCOME
Insurance commissions	39	38
Service charges on accounts	138	125
Other	69	60
TOTAL NON-INTEREST INCOME	246	223

NON-INTEREST EXPENSE
Salaries and employee benefits	809	876
Occupancy	157	208
Advertising & promotion	78	116
Data processing	87	92
Other	507	276
TOTAL NON-INTEREST EXPENSE	1,638	1,568

INCOME BEFORE INCOME TAXES	(186)	261
Income Tax Expense	(90)	92
NET INCOME (LOSS)	$(96)	$169

Earnings per share, basic	$(0.05)	$0.08
Earnings per share, diluted	$(0.05)	$0.08

AJS BANCORP, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
Dollars in thousands (except per share data)
(Unaudited)

	31-Dec-07	31-Dec-06
ASSETS

Cash and due from financial Institutions	$18,373	$36,617
Federal funds sold	0	7,231
TOTAL CASH AND CASH EQUIVALENTS	18,373	43,848

Certificates of Deposit	2,997	5,490
Securities	81,447	68,978
Loans receivable net of allowance for loan loss of $1,539 at December 31, 2007, and $1,619 at December 31, 2006.	132,966	138,377
Federal Home Loan Bank Stock	2,450	2,450
Premises and equipment	4,282	4,342
Accrued interest receivable & other assets	5,834	3,028
TOTAL ASSETS	$248,349	$266,513

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	190,534	202,176
Federal Home Loan Bank advances	23,350	28,750
Advance payments by borrowers for taxes and insurance	1,551	1,655
Accrued expenses and other liabilities	4,986	5,183

TOTAL LIABILITIES	220,421	237,764
TOTAL EQUITY	27,928	28,749
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$248,349	$266,513

	31-Dec-07	31-Dec-06
INTEREST INCOME & DIVIDEND INCOME
Loans, including fees	$8,492	$9,250
Securities	3,791	2,874
Interest earning deposits & other	1,461	1,227
Federal funds sold	146	238
TOTAL INTEREST INCOME	13,890	13,589

INTEREST EXPENSE ON DEPOSITS
Deposits	6,561	5,736
Federal Home Loan Bank & Other	1,139	1,281
Total Interest Expense	7,700	7,017
NET INTEREST INCOME	6,190	6,572
Provision for loan losses	179	(28)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,011	6,600

NON-INTEREST INCOME
Insurance commissions	143	188
Service charges on accounts	497	509
Other	218	242
TOTAL NON-INTEREST INCOME	858	939

NON-INTEREST EXPENSE
Salaries and employee benefits	3,255	3,460
Occupancy	779	850
Advertising & promotion	271	322
Data processing	342	368
Other	1,388	1,088
TOTAL NON-INTEREST EXPENSE	6,035	6,088

INCOME BEFORE INCOME TAXES	834	1,451
Income tax expense	275	540
NET INCOME	$559	$911

Earnings per share, basic	$0.27	$0.43
Earnings per share, diluted	$0.26	$0.43

AJS Bancorp, Inc.
Financial Highlights
(unaudited)	December 31, 2007	December 31, 2006
	(In thousands)
Selected Financial Highlights:
Total assets	$248,349	$266,513
Loans receivable, net	132,966	138,377
Securities	81,447	68,978
Deposits	190,534	202,176
Federal Home Loan Bank advances	23,350	28,750
Stockholders' equity	27,928	28,749

Book value per share (1)	13.71	13.47

Number of shares outstanding (2)	2,036,872	2,134,304

	Three months ended	Three months ended
	December 31, 2007	December 31, 2006
	(In thousands except per share information)

Selected Operations Data:
Total interest income	$3,314	$3,565
Total interest expense	1,858	1,959
Net interest income	1,456	1,606
Provision for loan losses	250	0
Net interest income after provision for loan losses	1,206	1,606
Noninterest income	246	223
Noninterest expense	1,638	1,568
Income before taxes	(186)	261
Income tax provision	(90)	92
Net income	(96)	169

Basic earnings per share	(0.05)	$0.08
Diluted earnings per share	(0.05)	$0.08

	Three months ended	Three months ended
	December 31, 2007	December 31, 2006

Selected Operating Ratios:
Return on average assets	-0.15%	0.26%
Return on average equity	-1.33%	2.35%
Interest rate spread during the period	2.17%	2.19%
Net interest margin	2.46%	2.53%
Average interest-earning assets to average interest- bearing liabilities	109.38%	111.08%
Efficiency ratio (3)	96.24%	85.73%

	Twelve months ended	Twelve months ended
	December 31, 2007	December 31, 2006
	(In thousands except per share information)

Selected Operations Data:
Total interest income	$13,890	$13,589
Total interest expense	7,700	7,017
Net interest income	6,190	6,572
Provision for loan losses	179	(28)
Net interest income after provision for loan losses	6,011	6,600
Noninterest income	858	939
Noninterest expense	6,035	6,088
Income before taxes	834	1,451
Income tax provision	275	540
Net income	559	911

Earnings per share, basic	$0.27	$0.43
Earnings per share, diluted	$0.26	$0.43

	Twelve months ended	Twelve months ended
	December 31, 2007	December 31, 2006

Selected Operating Ratios:
Return on average assets	0.22%	0.36%
Return on average equity	1.94%	3.40%
Interest rate spread during the period	2.11%	2.29%
Net interest margin	2.48%	2.62%
Average interest-earning assets to average interest- bearing liabilities	112.24%	111.96%
Efficiency ratio (3)	85.63%	81.05%

	As of	As of
	December 31, 2007	December 31, 2006
Asset Quality Ratios:
Non-performing assets to total assets	0.38%	0.20%
Allowance for loan losses to non-performing loans	164.78%	299.81%
Allowance for loan losses to loans receivable, gross	1.15%	1.16%

(1) Shareholders' equity divided by number of shares outstanding.
(2) Total shares issued, less unearned ESOP shares, and treasury shares.
(3) Non-interest expense divided by the sum of net interest income and non-interest income.